UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 31, 2006

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            001-11001                                  06-0619596
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    (Commission File Number)                (IRS Employer Identification No.)


 3 High Ridge Park, Stamford, Connecticut                    06905
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 (Address of principal executive offices)                  (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written  communications  pursuant to  Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets
               --------------------------------------------------

               On July 31, 2006, Citizens Communications Company (the "Company")
          and its wholly-owned subsidiary, CU Capital LLC, closed on the sale of all of the outstanding membership interests in the Company's subsidiary, Electric Lightwave, LLC, to Integra Telecom Holdings, Inc. ("Integra") for aggregate consideration of approximately $247 million, consisting of $243 million in cash plus the assumption by Integra of $4 million in capital lease obligations, subject to customary adjustments pursuant to the terms of the sale agreement. The Company expects to recognize a pre-tax gain on the sale of approximately $125 million. The information set forth in the press release issued by the Company on August 1, 2006, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 2.02      Results of Operations and Financial Condition
               ---------------------------------------------

               On August 2, 2006, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.2.

               The information in this Form 8-K and Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

         (d)   Exhibits

               99.1 Press Release of Citizens  Communications  Company  released
                    August 1, 2006.

               99.2 Press Release of Citizens  Communications  Company  released
                    August 2, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CITIZENS COMMUNICATIONS COMPANY


Date:  August 2, 2006       By: /s/ Donald R. Shassian
                                --------------------------------
                                Donald R. Shassian
                                Chief Financial Officer